LEGG MASON CHARLES STREET TRUST, INC.

SUPPLEMENT DATED MARCH 19, 2012

TO THE SUMMARY PROSPECTUS DATED FEBRUARY 27, 2012 OF

LEGG MASON BATTERYMARCH U.S. SMALL-CAPITALIZATION EQUITY PORTFOLIO

CLASS IS SHARES

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Class IS Shares Prospectus, dated February 27, 2012, as supplemented on March 19, 2012, and as may be amended or further supplemented, the fund’s Class IS Shares statement of additional information, dated February 27, 2012, as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2011, are incorporated by reference into this Summary Prospectus.

The section of the Fund’s Summary Prospectus titled “Certain risks – Derivatives risk” is replaced with the following text:

Derivatives risk. Using derivatives, especially for non-hedging purposes, involves a significant risk of loss to the fund and can reduce opportunities for gains when market prices, interest rates, currency rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Using derivatives may also have adverse tax consequences for the fund’s shareholders. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

LMFX014429